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                                  EXHIBIT 23.1
                                  ------------

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the use in the prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 25, 1998, except for Note N which is as of June 25, 1998, relating to the financial statements of Pivot Rules, Inc. which are included elsewhere in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                     /s/ M.R. WEISER&CO. LLP
                                                     M.R. WEISER&CO. LLP


New York, New York
October 15, 1998